UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2007

PartnerRe Ltd.
(Exact Name of Registrant as specified in its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

0-2253		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 7.01. Regulation FD Disclosure.

     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure”. On January 22, 2007, PartnerRe Ltd. issued a press release announcing its Non-Life contracts renewal results for the January 1, 2007 renewal season. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

   Item 8.01. Other events.

     On January 24, 2007, PartnerRe Ltd. issued a press release reporting its initial estimate of expected claims from Windstorm Kyrill, which hit Europe last week. A copy of the press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

   Item 9.01. Financial Statements and Exhibits.

   (d)     Exhibits.

   Exhibit 99.1. Text of Press Release of PartnerRe Ltd., dated January 22, 2007.

   Exhibit 99.2. Text of Press Release of PartnerRe Ltd., dated January 24, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd.
(Registrant)

Date:	January 26, 2007	By:	/s/ Marc Wetherhill

			Name:	Marc Wetherhill
			Title:	Associate General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Text of Press Release of PartnerRe Ltd., dated January 22, 2007.
99.2	Text of Press Release of PartnerRe Ltd., dated January 24, 2007.